UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Quipt Home Medical Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Quipt Home Medical Corp. issued the following press release on February 4, 2026:

QUIPT HOME MEDICAL CORP. ANNOUNCES FILING AND MAILING OF PROXY STATEMENT AND INFORMATION CIRCULAR AND RECEIPT OF INTERIM ORDER IN CONNECTION WITH PLAN OF ARRANGEMENT

Cincinnati, Ohio, February 4, 2026 – Quipt Home Medical Corp. (“Quipt” or the “Company”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, is pleased to announce the filing of its definitive proxy statement and management information circular (the “Circular”) in connection with Quipt’s upcoming special meeting (the “Meeting”) of the holders (the “Shareholders”) of Quipt’s common shares (the “Shares”) to be held on March 3, 2026, at 10:00 a.m. (Eastern Standard Time). The Circular is available under Quipt’s profile on SEDAR+ at www.sedarplus.com, with the U.S. Securities and Exchange Commission (the “SEC”) on the EDGAR website at www.sec.gov, and on Quipt’s website at https://quipthomemedical.com/sec-filings/. Mailing to Shareholders of the Circular and related materials for the Meeting (collectively, the “Meeting Materials”) has also commenced and Shareholders should receive the Meeting Materials shortly. The Meeting is being held for Shareholders to consider and vote on a special resolution (the “Arrangement Resolution”) approving a plan of arrangement (the “Arrangement”) pursuant to which affiliates of Kingswood Capital Management, L.P. (“Kingswood”) and Forager Capital Management, LLC, will acquire all of the issued and outstanding Shares for cash consideration of US$3.65 per Share, representing a 54% premium to Quipt’s 30-day VWAP as of December 12, 2025, the last trading day prior to the announcement of the Arrangement, all as more fully described in the Circular.

The Arrangement Resolution requires approval of: (i) at least 66⅔% of the votes cast by Shareholders, present in person or represented by proxy at the Meeting; and (ii) in accordance with Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”), a simple majority of votes cast by the Shareholders, present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes in respect of Shares cast by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in MI 61-101).

Special Meeting on March 3, 2026

The Company will hold the Meeting in person on March 3, 2026, at 10:00 a.m. (Eastern Standard Time) at the Hampton Inn & Suites – Sarasota Bradenton Airport, 975 University Pkwy., Sarasota, Florida. Only Shareholders of record as of the close of business on January 22, 2026 are entitled to receive notice of and to vote at the Meeting.

Shareholders are encouraged to read the Circular in its entirety and vote their Shares as soon as possible ahead of the proxy voting deadline of 10:00 a.m. (Eastern Standard Time) on February 27, 2026.

How to Vote

Even if you have never voted before, every vote will count no matter how many Shares you own. All Shareholders are encouraged to vote in advance of the Meeting by proxy, whether or not a Shareholder is intending to attend the Meeting in person. Details on how to vote can be found in the Circular.

Shareholder Questions and Assistance

Quipt has retained Carson Proxy Advisors as its strategic shareholder advisor and proxy solicitation agent in connection with the Arrangement. Shareholders who have questions about the Arrangement or require assistance with voting their Shares should contact Carson Proxy by telephone at 1-800-530-5189 (toll-free in North America) or 416-751-2066 (for calls outside North America), or by email at info@carsonproxy.com, or contact Quipt in writing at its principal executive offices at 1019 Town Drive, Wilder, Kentucky 41076, Attention: Corporate Secretary, or by email to investorinfo@myquipt.com.

Board Recommendation and Key Shareholder Support

The board of directors of Quipt (the “Board”), after receiving outside legal and financial advice, unanimously recommends that Shareholders vote FOR the Arrangement Resolution.

Directors and executive officers of the Quipt who collectively hold approximately 11.3% of all issued and outstanding Shares, have entered into customary support and voting agreements (“Voting Support Agreements”) with the Purchaser (as defined below) pursuant to which they have agreed to vote all their Shares at the Meeting in favor of the Arrangement Resolution, subject to certain conditions. Additionally, Forager Fund, LP has also entered into a Voting Support Agreement with the Purchaser pursuant to which it has agreed, among other things, to vote its Shares, which represent approximately 9.5% of all issued and outstanding Shares, in favor of the Arrangement Resolution.

Receipt of Interim Order

The Company is also pleased to announce that the Supreme Court of British Columbia (the “Court”) issued an interim order dated January 23, 2026 in connection with the Arrangement, which, among other things, authorizes the calling and holding of the Meeting to consider and vote on the Arrangement, and sets out procedures for the conduct of the Meeting.

In addition to satisfying the conditions set forth in the Arrangement Agreement (as defined below) and described in the Circular, the implementation of the Arrangement is subject to obtaining the final order of the Court, approval of the Arrangement from Shareholders at the Meeting and satisfaction of certain other conditions to implementing the Arrangement, as set forth in the arrangement agreement (the “Arrangement Agreement”) dated December 14, 2025 among Quipt, 1567208 B.C. Ltd. (the “Purchaser”) and REM Aggregator, LLC, a copy of which is available on Quipt’s profile on SEDAR+ at www.sedarplus.com and has been filed with the SEC on the EDGAR website at www.sec.gov.

Additional Details

For a more detailed description of the Arrangement and the Arrangement Resolution to be voted upon at the Meeting, Shareholders are urged to review and carefully consider the Circular and Meeting Materials, as they contain important information concerning the Arrangement and the rights and entitlements of the Shareholders in relation thereto and consult with their financial, tax, legal and other professional advisors.

ABOUT QUIPT HOME MEDICAL

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services, and making life easier for the patient.

Additional Information about the Arrangement and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the Arrangement pursuant to the terms of the Arrangement Agreement and may be deemed to be soliciting material relating to the Arrangement. In connection with the Arrangement, Quipt has filed the Circular relating to the Meeting with the SEC and on SEDAR+ on February 4, 2026. Additionally, Quipt may file other relevant materials in connection with the Arrangement with the SEC and on SEDAR+. Securityholders of Quipt are urged to read the Circular and any other relevant materials that may be filed with the SEC and on SEDAR+, as well as any amendments or supplements to these documents, carefully in their entirety before making any voting or investment decision with respect to the Arrangement because they contain or will contain important information about the Arrangement and the parties to the Arrangement Agreement. The Circular was first mailed to Quipt's shareholders on or about February 4, 2026. You can obtain a copy of the Circular, as well as other filings containing information about the Arrangement and the parties to the Arrangement Agreement made by Quipt, free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Quipt's website at https://quipthomemedical.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Quipt and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Quipt in respect of the Arrangement. Information about Quipt's directors and executive officers is set forth in Quipt's Form 10-K/A, which was filed with the SEC on January 28, 2026 and is available on SEDAR+. Investors may obtain additional information regarding the interest of such participants by reading the Circular regarding the Arrangement.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, “potential”, ”will”, “seek”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company are intended to identify forward-looking statements, including: the proposed Arrangement and terms thereof; the anticipated timing of the Meeting; and the anticipated completion of the Arrangement, including receipt of Shareholder, Court and regulatory approval and satisfaction of closing conditions; and other statements that are not historical fact. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the ability to obtain required regulatory, Shareholder and Court approvals for the Arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the timing of closing of the Arrangement; the risk that the conditions to the Arrangement are not satisfied on a timely basis or at all and the failure of the Transaction to close for any other reason; the ability to achieve the expected benefits of the Arrangement. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company’s information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand received from the Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com